Delaware Balanced Fund

        Supplement to Statement of Additional Information dated
                            December 28, 1999

     The following supplements the section of the Statement of Additional Information entitled Investment Policies:

     In addition to the fixed-income securities in which Delaware Balanced Fund invests as described in the Prospectuses, the Fund may also invest in split-rated bonds and in high-yield, high risk bonds (commonly known as "junk bonds"). A split bond rating occurs when separate rating agencies, such as Standard & Poor's ("S&P") and Moody's Investors Service, Inc. ("Moody's") give different ratings to the same issue or issuer. The split-rated and high-yield, high risk bonds in which the Fund may invest are rated, or in the case of split-rated bonds, may have one or more ratings lower than BBB by S&P, Baa by Moody's and/or rated similarly by another recognized rating agency (or, if unrated, the Manager determines to be of comparable quality). The Fund anticipates investing in such split-rated or high-yield, high risk bonds in limited situations, such as when the Manager believes that they are likely to be upgraded due to a future corporate event. Investing in high-yield, high risk bonds involves certain risks as discussed below. The Fund limits its purchases of high-yield, high risk bonds to no more than 5% of net assets.

     The Risks of Investing in High-Yield, High Risk Fixed-Income Securities - High-yield, high risk fixed-income securities are considered to be of poor standing and predominantly speculative and entails certain risks, including the risk of loss of principal, which may be greater than the risks involved with investing in investment grade securities. Such securities are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the high-yield securities.

     The medium- and low-grade bonds in which the Fund may invest may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, these bonds are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial.

     The economy and interest rates may affect these high yield, high risk securities differently than other securities. Prices have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will also ordinarily have a more dramatic effect on the values of these investments than on the values of higher-rated securities. Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest or dividends when due. Such changes will, however, affect the Fund's net asset value per share.